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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



         Date of Report (date of earliest event reported): July 28, 2004




                              WESTBANK CORPORATION
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    Massachusetts                   0-12784                     04-2830731
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State of Incorporation       Commission File Number       IRS Employer ID Number



             225 Park Avenue, West Springfield, Massachusetts 01089
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                     Address of Principal Executive Offices



                                 (413) 747-1400
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                          Registrant's Telephone Number




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ITEM 5.       OTHER EVENTS AND REGULATION FD DISCLOSURE

              The press release and attached financials dated July 28, 2004 included herein as Exhibit 99.1.
























                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Westbank Corporation



                                       By  /s/ John M. Lilly
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                                           John M. Lilly
                                           Treasurer and Chief Financial Officer



Date:    July 28, 2004